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                                                                    EXHIBIT 99.5

                                     MASTER
                                   CONVEYANCE

     NATIONAL ENERGY GROUP, INC., a Delaware corporation (herein called "Grantor"), whose address is 4925 Greenville Avenue, Suite 1400, Dallas, Texas 75206, for Ten Dollars and other good and valuable considerations (the receipt and sufficiency of which is hereby acknowledged), does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER, and DELIVER unto NEG HOLDING LLC, a Delaware limited liability company, whose address is c/o Icahn Associates Corp., 767 Fifth Avenue, 47th Floor, New York, New York 10153 (herein called "Grantee") the following described properties, rights and interests (the "Assets"):

(a) All of Grantor's undivided right, title and interest in and to each of the properties described in Exhibit A hereto and all associated oil, gas and/or mineral leases and any ratification's and/or amendments to such leases; and

(b) Without limitation of the foregoing, all of Grantor's right, title and interest (of whatever kind or character, whether legal or equitable, and whether vested or contingent) in and to the oil, gas and other minerals in and under or that may be produced from the properties described in Exhibit A hereto, including, without limitation, interests in all oil, gas and/or mineral leases covering such properties, overriding royalties, production payments and net profits interests, fee mineral interests, fee royalty interests and all other interests in such oil, gas and other minerals, even though Grantor's interest in such oil, gas and other minerals may be incorrectly described in, or omitted from, such Exhibit A; and

(c) All of Grantor's right, title and interest in and to, or otherwise derived from, all presently existing and valid oil, gas and/or mineral unitization, pooling, and/or communitization agreements, declarations and/or orders and in and to the oil and gas properties covered and the units created thereby (including, without limitation, all units formed under orders, rules, regulations, or other official acts of any federal, state, or other authority having jurisdiction, and voluntary unitization agreements, designations and/or declarations) relating to the properties described in subsections (a) and (b) above; and

(d) All of Grantor's right, title and interest in and to all presently existing and valid rights-of-way and easements, production sales contracts, operating agreements, unit agreements and other agreements and contracts which relate to any of the oil and gas properties described herein; and

(e) All of Grantor's right, title and interest in and to all materials, supplies, machinery, equipment, improvements and other personal property and fixtures (including, but not by way of limitation, all wells, wellhead equipment, pumping units, flowlines, tanks, buildings, injection facilities, saltwater disposal facilities, compression facilities, gathering systems, and other equipment) located on the properties described in subsections (a), (b) and (c) above and/or used in connection with the exploration, development, operation or maintenance thereof; and

(f) All of Grantor's interest in the operating agreements and certain oil and gas production, gas gathering, transportation, treating, processing and similar such contracts pertaining to the oil and gas properties described herein, which contracts are separately identified and assigned by Grantor to Grantee by a separate instrument between the parties; and

(g) All proceeds, benefits, income or revenue attributable to the properties described herein from and after May 1, 2001 at 7:00 a.m. local time at the location of the Assets, and received in connection

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     with accounts relating to the properties (including joint interest billings under applicable operating agreements and proceeds from the sale of oil and gas attributable to the properties from and after May 1, 2001 at 7:00 a.m. local time at the location of the Assets); and

(h) All of Grantor's lease files, abstracts and title opinions, production records, well files, accounting records (but not including general financial accounting or tax accounting records), electric logs and all other logs, engineering files, geological and geophysical data, maps, interpretations and records (subject to any contractual or other restrictions relating to the transfer of such data, maps, interpretations and records), and other files, documents and records which directly relate to the oil and gas properties described herein, subject to Grantor's right to retain copies of the same.

     TO HAVE AND TO HOLD the Assets unto Grantee, its successors and assigns, forever.

     THIS CONVEYANCE IS MADE WITHOUT WARRANTIES OR REPRESENTATIONS OF ANY KIND, ALL REPRESENTATIONS AND WARRANTIES BEING EXPRESSLY DISCLAIMED, EXCEPT THAT GRANTOR WARRANTS AND AGREES TO DEFEND TITLE TO THE ASSETS AGAINST THE LAWFUL CLAIMS AND DEMANDS OF ALL PERSONS CLAIMING THE SAME OR ANY PART THEREOF BY, THROUGH, OR UNDER GRANTOR, BUT NOT OTHERWISE, AND SPECIFICALLY IN THIS CONNECTION, BUT WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, ALL EQUIPMENT, OTHER PERSONAL PROPERTY, AND FIXTURES SOLD AND CONVEYED TO GRANTEE ARE SOLD AND CONVEYED ON AN "AS IS" AND "WHERE IS" BASIS, AND GRANTOR EXPRESSLY DISCLAIMS ANY AND ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES. WITHOUT LIMITATION OF THE FOREGOING, THE ASSETS SHALL BE CONVEYED PURSUANT HERETO WITHOUT ANY WARRANTY OR REPRESENTATION, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, RELATING TO THE CONDITION, QUANTITY, QUALITY, FITNESS FOR A PARTICULAR PURPOSE, CONFORMITY TO THE MODELS OR SAMPLES OF MATERIALS OR MERCHANTABILITY OF ANY EQUIPMENT OR ITS FITNESS FOR ANY PURPOSE WITHOUT ANY OTHER EXPRESS, IMPLIED, STATUTORY OR OTHER WARRANTY OR REPRESENTATION WHATSOEVER. GRANTEE SHALL HAVE INSPECTED, OR WAIVED (AND UPON CLOSING SHALL BE DEEMED TO HAVE WAIVED) ITS RIGHT TO INSPECT, THE ASSETS FOR ALL PURPOSES AND SATISFIED ITSELF AS TO THEIR PHYSICAL AND ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE, INCLUDING BUT NOT LIMITED TO CONDITIONS SPECIFICALLY RELATED TO THE PRESENCE, RELEASE OR DISPOSAL OF HAZARDOUS SUBSTANCES, SOLID WASTES, ASBESTOS OR OTHER MANMADE FIBERS OR NATURALLY OCCURRING RADIOACTIVE MATERIALS ("NORM") IN, ON OR UNDER THE ASSETS. GRANTEE IS RELYING SOLELY UPON ITS OWN INSPECTION OF THE ASSETS, AND GRANTEE SHALL ACCEPT ALL OF THE SAME IN THEIR "AS IS, WHERE IS" CONDITION. ALSO WITHOUT LIMITATION OF THE FOREGOING, GRANTOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AS TO THE ACCURACY OR COMPLETENESS OF ANY DATA, REPORTS, RECORDS, PROJECTIONS, INFORMATION OR MATERIALS NOW, HERETOFORE OR HEREAFTER FURNISHED OR MADE AVAILABLE TO GRANTEE IN CONNECTION WITH THIS CONVEYANCE INCLUDING, WITHOUT LIMITATION, RELATIVE TO PRICING ASSUMPTIONS, OR QUALITY OR QUANTITY OF HYDROCARBON RESERVES (IF ANY) ATTRIBUTABLE TO THE ASSETS OR THE ABILITY OR POTENTIAL OF THE ASSETS TO PRODUCE HYDROCARBONS OR THE ENVIRONMENTAL CONDITION OF THE ASSETS OR ANY OTHER MATTERS CONTAINED IN THE PROPRIETARY DATA OR ANY OTHER MATERIALS FURNISHED OR MADE AVAILABLE TO GRANTEE BY GRANTOR OR BY GRANTOR'S AGENTS OR REPRESENTATIVES. ANY AND ALL SUCH DATA, RECORDS, REPORTS, PROJECTIONS, INFORMATION AND OTHER MATERIALS (WRITTEN OR ORAL)

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FURNISHED BY GRANTOR OR OTHERWISE MADE AVAILABLE OR DISCLOSED TO GRANTEE SHALL
NOT CREATE OR GIVE RISE TO ANY LIABILITY OF OR AGAINST GRANTOR AND ANY RELIANCE ON OR USE OF THE SAME SHALL BE AT GRANTEE'S SOLE RISK TO THE MAXIMUM EXTENT PERMITTED BY LAW.

     This conveyance is made with subrogation of Grantee as to any representations and warranties heretofore made by others relative to the Assets.

     IN WITNESS WHEREOF this Conveyance has been executed and delivered on ___________________________________, 2001, effective as to runs of oil and deliveries of gas, and for all other purposes, as of 7:00 a.m. local time at the locations of the Assets, respectively on May 1, 2001.

                                   GRANTOR:
                                   NATIONAL ENERGY GROUP, INC.

                                   By:
                                       ----------------------------------------
                                   Name: Bob G. Alexander
                                   Title: President and Chief Executive Officer


                                   GRANTEE:
                                   NEG HOLDING LLC

                                   By:
                                       ----------------------------------------
                                   Name:
                                         --------------------------------------
                                   Title:
                                          -------------------------------------

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                                 ACKNOWLEDGMENTS

STATE OF TEXAS               )
                             )
COUNTY OF DALLAS             )

     Before me, the undersigned Notary Public in and for said County and State on this day personally appeared Bob G. Alexander, to me personally known, who, being by me fully sworn, did say that he is the President and Chief Executive Officer of National Energy Group, Inc., a Delaware corporation, and that the foregoing instrument was signed in behalf of the corporation as the free act and deed of the corporation.

     Given under my hand and official seal this ____day of ________2001.


                                     -------------------------------------------
                                     Notary Public in and for the State of Texas

My commission expires:

----------------------

STATE OF NEW YORK            )
                             )
COUNTY OF NEW YORK           )

     Before me, the undersigned Notary Public in and for said County and State on this day personally appeared ___________________________, to me personally known, who, being by me fully sworn, did say that he is the ______________________of NEG Holding LLC, a Delaware limited liability company, and that the foregoing instrument was signed in behalf of the limited liability company as the free act and deed of the limited liability company.

     Given under my hand and official seal this _____day of ___________, 2001.


                                  ----------------------------------------------
                                  Notary Public in and for the State of New York

My commission expires:

----------------------

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                                    EXHIBIT A

                           NATIONAL ENERGY GROUP, INC.
                            PROPERTIES CONTRIBUTED TO
                                 NEG HOLDING LLC
                                   MAY 1, 2001